Note 25 - Net Cash Payments for Reorganization Adjustments (Details) - Reorganization Adjustments [Member] $ in Millions	Sep. 03, 2013 USD ($)
Sources:
Net proceeds from Emergence Credit Facilities	$ 664
Proceeds from Rights Offerings	406
Total sources	1,070
Uses:
Repayment of Junior DIP Term Loans	644
Repayment of Second Lien Notes	375
Claims paid at emergence	94
Funding of escrow accounts	113
Other fees and expenses	16
Total uses	1,242
Net uses	$ (172)